Revenue	9 Months Ended
Sep. 30, 2018
Revenue from Contract with Customer [Abstract]
Revenue
Revenue
Revenue disaggregated by customer profile is as follows:

	Three Months Ended		Nine Months Ended
	September 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
	(in thousands)		(in thousands)

Top client	$92,280	$73,212	$254,655	$264,142
Clients 2-5	173,112	95,068	502,514	274,074
Clients 6-10	94,631	70,320	287,782	184,800
Clients 11-25	106,184	79,377	329,833	223,267
Other	188,810	122,347	541,968	357,017

Total	$655,017	$440,323	$1,916,752	$1,303,300
Trade accounts receivable, unbilled services and payments on account

Trade accounts receivables and unbilled revenue are as follows:

	September 30, 2018	December 31, 2017
	(in thousands)
Contract assets:
Billed services (accounts receivable)	$381,735	$388,431
Unbilled services (unbilled revenue)	338,523	268,509
Trade accounts receivable and unbilled revenue	720,258	656,940
Allowance for doubtful accounts	(8,471)	(8,930)

Trade accounts receivable and unbilled revenue, net	$711,787	$648,010

Unbilled services and payments on account were as follows:

(in thousands, except percentages)	September 30, 2018	December 31, 2017	$ Change	% Change

Unbilled services (unbilled revenue)	$338,523	$268,509	$70,014	26.1%
Unearned revenue (payments on account)	(353,636)	(298,992)	(54,644)	18.3%

Net balance	$(15,113)	$(30,483)	$15,370	50.4%

Unbilled services as at September 30, 2018 increased by $70.0 million as compared to December 31, 2017. Adoption of ASC 606 as at January 1, 2018 resulted in a net reduction in unbilled revenue of $42.0 million and a net increase in payments on account of $25.1 million. Unbilled services/revenue balances arise where invoicing or billing is based on the timing of agreed milestones related to service contracts for clinical research. Payments on account increased by $54.6 million over the same period resulting in an increase of $15.4 million in the net balance of unbilled services and payments on account between December 31, 2017 and September 30, 2018. These fluctuations are primarily due to timing of payments and invoicing related to the Group's clinical trial management contracts.

The bad debt expense recognized on the Group's receivables and unbilled services was de minimis for the three and nine months ended September 30, 2018.

As of September 30, 2018 approximately $5.2 billion of revenue is expected to be recognized in the future in respect of unrealized performance obligations. The Company expects to recognize revenue on approximately 40% of the unrealized performance obligation over the next 12 months, with the remainder recognized thereafter over the duration of the customer contracts.